UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 13, 2010
Date of Report (date of earliest event reported)

NATIONAL DENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 000-23092

MASSACHUSETTS	04-2762050
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
2 Vision Drive, Natick, MA	01760
(Address of Principal Executive Offices)	(Zip Code)

(508) 907-7800
(Registrant's Telephone No., including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 13, 2010, National Dentex Corporation (“Company”) issued a press release concerning the conclusion of the go-shop period under the Agreement and Plan of Merger (the “Merger Agreement”), dated April 2, 2010, among GDC Holdings, Inc. (“Parent”), a Delaware corporation, Royal Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Parent and a direct wholly owned subsidiary of GeoDigm Corporation, a Minnesota corporation (“Merger Sub”) and the Company.  A copy of the press release issued by the Company is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Additional Information and Where You Can Find It

In connection with the proposed transaction, on April 27, 2010, National Dentex filed with the SEC a preliminary proxy statement on Schedule 14A.  In addition, National Dentex will file with the SEC a definitive proxy statement on Schedule 14A and relevant documents. Investors and security holders of National Dentex are urged to read all relevant documents filed with the SEC, including the preliminary proxy statement and, when available, the definitive proxy statement because they contain important information about National Dentex and the proposed transaction. The preliminary proxy statement, the definitive proxy statement (when available) and any other documents filed by National Dentex with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by National Dentex by contacting National Dentex Investor Relations at dbecker@nationaldentex.com or via telephone at 508-907-7800. Investors and security holders are urged to read the preliminary proxy statement, the definitive proxy statement (when available) and the other relevant materials before making any voting or investment decision with respect to the proposed transaction.

 National Dentex and its directors and certain executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from National Dentex’s shareholders in connection with the transaction. Information regarding the directors and executive officers and their respective interests in National Dentex by security holdings or otherwise is included in the preliminary proxy statement relating to the proposed transaction filed with the SEC on April 27, 2010 and will be included in the definitive proxy statement (when available). Each of these documents is available free of charge at the SEC’s web site at http://www.sec.gov.  In addition, shareholders may obtain free copies of the documents filed or to be filed with the SEC by National Dentex by contacting National Dentex at dbecker@nationaldentex.com or by phone at 508-907-7800.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated May 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL DENTEX CORPORATION
(Registrant)

May 13, 2010
By: /s/ David L. Brown
David L. Brown
Chairman of the Board and Chief Executive Officer

Exhibit Index

99.1               Press Release, dated May 13, 2010.